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                                                                    EXHIBIT 10.1


                              TERMINATION AGREEMENT
                              ---------------------

THIS TERMINATION AGREEMENT (this "Agreement"), dated as of May 21, 2000, by and between United Pan-Europe Communications N.V., a public limited liability company (naamloze vennootschap) organised and existing under the laws of The Netherlands ("UPC"), and SBS Broadcasting S.A., a public limited liability corporation (societe anonyme) organized and existing under the laws of Luxembourg ("SBS").

                                   WITNESSETH:

     WHEREAS, UPC and SBS have entered into that certain Exchange Offer Agreement dated as of March 9, 2000, as amended by that certain letter agreement between UPC and SBS, dated April 11, 2000 (such Exchange Offer Agreement, as amended, referred to herein as the "Exchange Offer Agreement");

     WHEREAS, pursuant to Section 8.01(a) thereof the Exchange Offer Agreement may be terminated at any time prior to the Closing Date by mutual consent of UPC and SBS;

     WHEREAS, the Supervisory Board and the Board of Management of UPC and the Board of Directors of SBS, respectively, have determined that it is advisable and in the best interests of their respective shareholders to terminate the Exchange Offer Agreement; and

     WHEREAS, UPC and SBS have mutually agreed to terminate the Exchange Offer Agreement as provided herein,

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

Section 1. UPC and SBS hereby mutually agree, with immediate effect as of the date hereof, that the Exchange Offer Agreement is hereby terminated pursuant to
Section 8.01(a) of the Exchange Offer Agreement with the effect set forth in
Section 8.02 thereof, except that UPC and SBS hereby agree that Section 9.01 of the Exchange Offer Agreement will be void and of no effect forthwith on the signing of this Agreement. In addition, subject to Section 2, UPC and SBS hereby waive all rights, obligations, claims or liabilities of any kind that they have against each other relating or pertaining to the Exchange Offer Agreement or the transactions contemplated thereby.

Section 2. Notwithstanding the terms of Section 1 above: (a) the last sentence of Section 6.03 of the Exchange Offer Agreement will continue in full force and effect; and (b) the Private Placement Agreement dated as of 27 January 2000 by and between UPC, SBS, and UnitedGlobalCom, Inc. will remain in full force and effect.

Section 3. In addition, UPC agrees that each of: (a) the non-solicitation agreements entered into by letters dated 9 March 2000 sent to UPC from each of H.E. Sloan, M Finkelstein, H.A. Knight and Martin Kindskog; (b) the Share Exchange Agreements dated 9 March 2000 between UPC and each of H.E. Sloan, M. Finkelstein, H.A. Knight and Martin Lindskog; and (c) any agreement between UPC and any director of SBS whereby any such

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director agreed to resign as a director of SBS in connection with the Exchange
Offer Agreement will in the case of the Share Exchange Agreements terminate in accordance with Section 9(ii) thereof and in the other cases will be void and of no effect forthwith on the signing of this Agreement. UPC and SBS agree (and UPC undertakes to ensure that UnitedGlobalCom, Inc. ("UGC") agrees) that the letter agreement dated March 2000 sent by UPC to SBS and UGC amending the Private Placement Agreement referred to in Section 2 above is void and of no effect forthwith on the signing of this Agreement.

Section 4. As soon as reasonably possible after signature of this Agreement the parties will take all reasonable steps to withdraw the Registration Statement filed with the SEC.

Section 5. UPC and SBS hereby agree that prior to opening of the Amsterdam Stock Exchange on 22 May 2000, they shall issue a joint press release substantially in the form appended hereto.

Section 6. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 7. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

Section 8. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Exchange Offer Agreement.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorised, all at or on the day and year first above written.

UNITED PAN-EUROPE COMMUNICATIONS N.V.

By:  /s/                                       By:  /s/
   -----------------------------                  -----------------------------
Name:   C. BRACKEN                             Name:   A. M. TUIJTEN
Title:  Chief Financial Officer                Title:  General Counsel

SBS BROADCASTING S.A.

By:  /s/                                       By:  /s/
   -----------------------------                  -----------------------------
Name:   H.A. McKNIGHT                          Name:   H.E. SLOANE
Title:  Vice Chairman                          Title:  Chairman